CERTIFICATION OF PERIODIC FINANCIAL REPORTS

I, Barrie Damson, Chairman of the Board and Chief Executive Officer of Baseline Oil & Gas Corp., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-QSB for the quarterly period ended June 30, 2006 (the "Periodic Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

(2) information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Baseline Oil & Gas Corp.

Dated: August 14, 2006


                                           /s/ Barrie Damson
                                           -------------------------------------
                                           Barrie Damson
                                           Chairman, Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.